SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

PLATO Learning, Inc.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
       2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 3/27/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:
Proxy Statement / Form 10-K Combo
To view this material, have the 12-digit Control #(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 3/7/08.

To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com
**If requesting material by e-mail please send a blank e-mail with the 12-Digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

PLATO LEARNING, INC.
PLATO LEARNING, INC. ATTN: INVESTOR RELATIONS 10801 NESBITT AVENUE SOUTH BLOOMINGTON, MN 55437	Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote by Internet, please access the website, www.proxyvote.com. Have your proxy card in hand when you access the web site and follow the instructions. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (ET) on March 26, 2008.

Meeting Location
The Annual Meeting for holders as of 1/31/08
is to be held on 3/27/08 at 2:30 PM (CT)
at:	PLATO LEARNING, INC. 10801 NESBITT AVENUE SOUTH BLOOMINGTON, MN 55437

For Meeting Directions Please Call:

(952) 832-1000

Voting items
The Board of Directors Recommends
a Vote FOR Items 1 and 2.

1.	Election of Class III Directors
Nominees:
	01)	Joseph E. Duffy
	02)	Michael A. Morache
	03)	Robert S. Peterkin

2.	Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2008.

In their discretion upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 3/27/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:
Proxy Statement / Form 10-K Combo
To view this material, have the 12-digit Control #(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 3/7/08.

To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com
**If requesting material by e-mail please send a blank e-mail with the 12-Digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

PLATO LEARNING, INC.
Vote In Person

Should you choose to vote these shares in person at the meeting you must request a "legal proxy". To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.

Meeting Type:	Annual	Meeting Location:	PLATO LEARNING, INC.
Meeting Date:	3/27/08		10801 NESBITT AVENUE SOUTH
Meeting Time:	2:30 PM CT		BLOOMINGTON, MN 55437
For holders as of:	1/31/08

Voting items
The Board of Directors Recommends
a Vote FOR Items 1 and 2.

1.	Election of Class III Directors
Nominees:
	01)	Joseph E. Duffy
	02)	Michael A. Morache
	03)	Robert S. Peterkin

2.	Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2008.

In their discretion upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Voting Instructions